UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): July 30, 2010
COLONIAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Alabama (State or other jurisdiction of incorporation)	1-12358 (Commission File Number)	59-7007599 (IRS Employer Identification Number)
COLONIAL REALTY LIMITED
PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	0-20707	63-1098468
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)
2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35203
(Address of principal executive offices) (Zip Code)
(205) 250-8700
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On July 30, 2010, Colonial Properties Trust (the “Company”) and Colonial Realty Limited Partnership, a Delaware limited partnership (the “Operating Partnership”), entered into separate Equity Distribution Agreements (the “Equity Distribution Agreements”) with each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC (each an “Agent,” and together the “Agents”), respectively, pursuant to which the Company may sell from time to time, in a continuous equity offering program under its Registration Statement on Form S-3 (File No. 333-158081), up to $100,000,000 in aggregate offering price of its common shares of beneficial interest, $0.01 par value per share (the “Common Shares”), through the Agents, acting as agents of the Company or as principals. Sales of the Common Shares made pursuant to the Equity Distribution Agreements, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market” offerings, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange.
     The Equity Distribution Agreements are filed as Exhibit 1.1 and Exhibit 1.2 to this Current Report on Form 8-K, respectively, and the descriptions of the material terms of the Equity Distribution Agreements in this Item 1.01 are qualified in their entirety by reference to such Exhibits, which are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.
     On July 30, 2010, the Company announced the offering program via press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company or the Operating Partnership under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.
     The Company filed a prospectus supplement regarding the offering contemplated by the Equity Distribution Agreements described in Item 1.01 above. The prospectus supplement included, among other disclosures, the following risk factor disclosure regarding the Company’s business:
     A large number of shares available for future sale could adversely affect the market price of the Company’s common shares and may be dilutive to current shareholders.
     The sales of a substantial number of our common shares, or the perception that such sales could occur, could adversely affect prevailing market prices for our common shares. As of June 30, 2010 there were 125,000,000 common shares authorized under the Company’s Declaration of Trust, as amended, of which 71,231,432 were outstanding as of June 30, 2010. The Company’s Board of Trustees may authorize the issuance of additional authorized but unissued common shares or other authorized but unissued securities at any time, including pursuant to share option and share purchase plans. In addition to issuances of shares pursuant to share option and share purchase plans, as of June 30, 2010, the Company may issue up to 7,386,202 common shares upon redemption of currently outstanding units of its operating partnership. The Company also has filed a registration statement with the Securities and Exchange Commission allowing the Company to offer, from time to time, equity securities (including common or preferred shares) for an aggregate initial public offering price of up to $500 million on an as-needed basis and subject to its ability to effect offerings on satisfactory terms based on prevailing conditions. As of June 30, 2010, the Company had issued an aggregate of $208.6 million in common shares under this registration statement. In July 2010, the Company’s Board of Trustees authorized the Company to issue up to $100.0 million of common shares under this registration statement in a continuous equity issuance program, pursuant to this prospectus supplement and the accompanying prospectus. The Company’s ability to execute its business strategy depends on its access to an appropriate blend of debt financing, including unsecured lines of credit and other forms of secured and unsecured debt, and equity financing, including issuances of common and preferred equity. No prediction can be made about the effect that future distribution or sales of the Company’s common shares will have on the market price of the Company’s common shares.
* * *
     “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this Current Report on Form 8-K may constitute, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company’s actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets, including recent deterioration in the multifamily market and the strength or duration of the current recession or recovery; increased exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry; ability to obtain financing on reasonable rates, if at all; performance of affiliates or companies in which we have made investments; changes in operating costs; higher than expected construction costs; uncertainties associated with the timing and amount of real estate dispositions, including our existing inventory of condominium and for-sale residential assets; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on availability of financing; the effect of any rating agency action on the cost and availability of new debt financings; level and volatility of interest rates or capital market conditions; effect of any terrorist activity or other heightened geopolitical crisis; or other factors affecting the real estate industry generally.
     Except as otherwise required by the federal securities laws, the company assumes no responsibility to update the information in this Current Report on Form 8-K.
     The company refers you to the documents filed by the company from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended December 31, 2009, as may be updated or supplemented in the company’s Form 10-Q filings, which discuss these and other factors that could adversely affect the company’s results.
     This Current Report on Form 8-K is being filed or furnished, as applicable, on behalf of the Company and the Operating Partnership to the extent applicable to either or both registrants. Certain of the events disclosed in the items covered by this Current Report on Form 8-K may apply to the Company only, the Operating Partnership only or both the Company and the Operating Partnership, as applicable.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits

Attached as exhibits to this form are the documents listed below:

Exhibit	Document
1.1	Equity Distribution Agreement, dated July 30, 2010, by and among the Company, the Operating Partnership and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Agent
1.2	Equity Distribution Agreement, dated July 30, 2010, by and among the Company, the Operating Partnership and Wells Fargo Securities, LLC, as Agent
5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Common Shares
5.2	Opinion of Sirote & Permutt, P.C. regarding Alabama law
8.1	Opinion of Hogan Lovells US LLP regarding certain tax matters
23.1	Consent of Hogan Lovells US LLP (included in Exhibits 5.1 and 8.1)
23.2	Consent of Sirote & Permutt, P.C. (included in Exhibit 5.2)
99.1	Press release issued by the Company on July 30, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Colonial Properties Trust and Colonial Realty Limited Partnership now each has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST

Date: July 30, 2010	By:	/s/ C. Reynolds Thompson, III
C. Reynolds Thompson, III
President and Chief Financial Officer

COLONIAL REALTY LIMITED PARTNERSHIP

	By:	Colonial Properties Trust, its general partner

Date: July 30, 2010	By:	/s/ C. Reynolds Thompson, III
C. Reynolds Thompson, III
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Document
1.1	Equity Distribution Agreement, dated July 30, 2010, by and among the Company, the Operating Partnership and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Agent
1.2	Equity Distribution Agreement, dated July 30, 2010, by and among the Company, the Operating Partnership and Wells Fargo Securities, LLC, as Agent
5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Common Shares
5.2	Opinion of Sirote & Permutt, P.C. regarding Alabama law
8.1	Opinion of Hogan Lovells US LLP regarding certain tax matters
23.1	Consent of Hogan Lovells US LLP (included in Exhibits 5.1 and 8.1)
23.2	Consent of Sirote & Permutt, P.C. (included in Exhibit 5.2)
99.1	Press release issued by the Company on July 30, 2010